SUPPLEMENT
Dated December 8, 2006 to the
Class IA Shares Prospectus dated May 1, 2006
Class IB Shares Prospectus dated May 1, 2006
Class IA Shares Prospectus (Investment Options within Union Security Variable Annuities)
dated May 1, 2006
Class IA Shares Prospectus (ISP) dated May 1, 2006
Class IB Shares Prospectus (Nations Evergreen) dated May 1, 2006 for the Hartford HLS Funds

The portfolio management resources dedicated to the Hartford Capital Appreciation HLS Fund (the “Fund”) will be expanded beginning in January 2007.  Beginning January 8, 2007, the Fund will shift to a multiple portfolio manager model consisting of two investment teams.  The first team is comprised of the Fund’s current managers, Saul Pannell and Frank Catrickes.  The second team will be comprised of a combination of multiple Wellington Management investment professionals with complementary investment approaches, each separately managing a portion of the Fund in a distinct style and in combination seeking to achieve the Fund’s investment objective.  The second team will assume responsibility for approximately $1 billion in assets beginning on January 8, 2007.

Accordingly, the Prospectuses are revised as follows effective January 8, 2007:

Hartford Capital Appreciation HLS Fund

In the section entitled “Principal Investment Strategy”, the second full paragraph has been replaced with the following:

Wellington Management seeks to achieve the Fund’s investment goal of seeking growth of capital by employing two separate investment teams.  The first team, comprised of Saul Pannell and Frank Catrickes working together, seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.  This strategy is sometimes referred to as a “stock picking” approach.  Companies are selected primarily on the basis of dynamic earnings potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

The second team involves multiple portfolio managers who each separately manage a portion of the Fund using different investment styles and in combination seek to achieve the Fund’s investment objective.  The portfolio managers who collectively make up this team, and their respective investment styles, are as follows: Jim Averill & team (contrarian value) seek to capitalize on market overreaction by identifying stocks with low valuations relative to growth potential; Nicolas Choumenkovitch (concentrated global) invests in companies around the globe across all market capitalizations and styles; Paul Marrkand (diversified growth) invests in leading companies ranked based on growth, valuation and quality; Peter Higgins (all cap opportunities) seeks opportunistic investments across all styles and capitalization ranges; Jeff Kripke (select opportunities) focuses on companies growing organically with expanding returns in attractive industries; and Mario Abularach (specialty growth) focuses on companies with improving operating fundamentals as a precursor to accelerating revenue growth and upward earnings revisions.

Although the portfolio managers’ investment styles are intended to be complementary, each portfolio manager will make separate, independent investment decisions.

The percentage of the Fund managed by any single portfolio manager or team may change without approval of the shareholders of the Fund.

In the section entitled “Portfolio Managers”, the following individuals have been added as portfolio managers for Hartford Capital Appreciation HLS Fund:

Mario E. Abularach, CFA

•                  Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 2001

James H. Averill

•                  Senior Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 1985

Nicolas M. Choumenkovitch

•                  Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 1995

Peter I. Higgins, CFA

•                  Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 2005

•                  Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Jeffrey L. Kripke

•                  Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 2001

Paul E. Marrkand, CFA

•                  Vice President and Equity Portfolio Manager of Wellington Management

•                  Involved in portfolio management and securities analysis for the fund as of 2007

•                  Joined Wellington Management as an investment professional in 2005

•                  Managing Director of US All/Mid Cap Growth Team from 2003 to 2005 and Senior Portfolio Manager from 1999 to 2003 at Putnam Investments.

This Supplement should be retained with your Prospectus for future reference.